                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Kurt E. Dinkelacker, Karin M. Kinney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



     Dated this 19/th/ day of December 1998.



                                           /s/ Judy M. Bell
                                       --------------------------
                                               Judy M. Bell

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 19/th/ day of December 1998.



                                           /s/ James R. Birle
                                       --------------------------
                                               James R. Birle

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 19/th/ day of December 1998.



                                           /s/ Philip E. Cushing
                                       ------------------------------
                                               Philip E. Cushing

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.



     Dated this 19/th/ day of December 1998.


                                           /s/ Kurt E. Dinkelacker
                                       ------------------------------
                                               Kurt E. Dinkelacker

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 19/th/ day of December 1998.



                                         /s/ Thomas P. Gerrity
                                       ---------------------------
                                             Thomas P. Gerrity

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 19/th/ day of December 1998.


                                           /s/ Frederick S. Hammer
                                           -----------------------
                                               Frederick S. Hammer

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that she is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 19/th/ day of December 1998.



                                            /s/ Barbara Barnes Hauptfuhrer
                                       ---------------------------------------
                                                Barbara Barnes Hauptfuhrer

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of IKON Office Solutions, Inc. ("IKON").

     The undersigned hereby appoints each of William F. Drake, Jr., Karin M. Kinney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.


     Dated this 19/th/ day of December 1998.



                                          /s/ Richard A. Jalkut
                                       ------------------------------
                                              Richard A. Jalkut

                                                                    EXHIBIT 24.1

                                 CERTIFICATION


     I, Karin M. Kinney, Secretary of IKON Office Solutions, Inc., do hereby certify that the following resolutions were duly passed by the Board of Directors of the Corporation on November 3, 1998, and that the resolutions are, as of the date hereof, in full force and effect:

          FURTHER RESOLVED, that each of the officers and directors of the corporation is hereby authorized to appoint attorneys-in-fact on behalf of each of them each attorney-in-fact with the power of substitution, to execute on such officer's or director's behalf, one or more registration statements and annual reports of the corporation for filing with the Securities and Exchange Commission ("SEC"), and any and all amendments to said documents which said attorney may deem necessary or desirable to enable the corporation to register the offering of (i) serial preferred stock; (ii) common stock; (iii) debt securities; and/or (iv) participation interests in employee benefit plans under the federal securities law, and to further enable the corporation to file such reports as are necessary under Section 13 or 15(d) of the Securities Exchange Act of 1934 and such other documents as are necessary to comply with all rules, regulations or requirements of the SEC in respect thereto; and

          FURTHER RESOLVED, that any officer of the corporation is hereby authorized to do and perform, or cause to be done or performed, any and all things and to execute and deliver any and all agreements, certificates, undertakings, documents or instruments necessary or appropriate in order to carry out the purpose and intent of the foregoing resolutions.

     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1998.

                            /s/ Karin M. Kinney
                         _________________________
                                Karin M. Kinney